7
                                  Exhibit 10.31
                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Agreement") is dated as of September 4, 1996, between Tee One Up, Inc., a Nevada corporation ("Borrower"), with an address of 826 North Lake Street, Burbank, California 91502, and Pacific D.N.S., Inc. a Nevada corporation ("Lender"), with an address at 2805 Ashworth Circle, Las Vegas, Nevada 89109, with reference to the following facts and circumstances:

     WHEREAS, Borrower has requested and Lender has agreed to lend to Borrower the sum of up to Three Hundred Thousand Dollars ($300,000) (the "Loan"), and Borrower is executing and delivering a Promissory Note of even date herewith in the principal amount of up to Three Hundred Thousand Dollars ($300,000) and in the form of Exhibit "A" attached hereto and incorporated herein by this reference (the "Note") evidencing the Loan; and

     WHEREAS, in order to induce Lender to make the Loan, Borrower is simultaneously executing and delivering to Lender an Assignment of Contracts and Security Agreement of even date herewith in the form of Exhibit "B" attached hereto and incorporated herein by this reference (the "Security Agreement") to secure the Note (the Note, the Security Agreement and this Agreement, collectively with any other documents now or hereafter delivered to evidence or secure the Loan, are hereinafter referred to as the "Loan Documents").

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1.  Loan.

         Upon and subject to the terms and conditions hereof, Lender hereby lends to Borrower and Borrower agrees to borrow from Lender the sum of up to Three Hundred Thousand Dollars ($300,000) upon and subject to the terms and conditions contained herein. Funding(s) of the Loan, if any, shall be made by delivery to Borrower in Las Vegas, Nevada, of Lender's or a bank check, drawn on Lender's local Nevada bank, in the amount of the sum(s) thereby advanced.

     2.  Conditions to the Loan.

         Lender shall not be obligated to make the Loan, or any portion thereof, unless and until Borrower, at its sole cost and expense, has provided each of the following in form and substance satisfactory to Lender.

         (1)  duly  authorized,  executed and  delivered  originals of (i) Note,
              (ii) the Security Agreement, and (iii) any and all other Loan Documents;

          (2) an opinion of Borrower's counsel, such counsel to be acceptable to Lender, and such opinion to be in form and substance customary in comparable transactions and otherwise acceptable to Lender, all in Lender's sole and absolute discretion;

         (3) certified copies of all documents relating to the existence, good standing and qualification of Borrower and the authority for, due execution and validity of the Loan Documents;

         (4) true, correct and complete copies of each of the agreements, both now and hereafter existing, which will be assigned pursuant to
              Section 1(i) of the Security Agreement (the "Contracts");

         (5) consents, approvals and/or waivers ("Consents"), in form and substance acceptable to Lender, in its sole and absolute discretion, by any third parties from whom such Consents are required, as determined by Lender, in its sole and absolute discretion, as a precondition to any element of the transactions contemplated hereby, including, without limitation, the assignment and/or pledge of any Contract or Collateral (as defined in the Security Agreement);

         (6) duly executed appropriate UCC-1 forms for filing with respect to the Security Agreement;

         (7) UCC, judgment, tax, lien and bankruptcy searches with respect to Borrower;

         (8) true, complete and correct copies of the most recent financial statements of Borrower;

         (9) payment at initial funding, by holdback from Loan proceeds, of Lender's counsel's fees (not to exceed $10,000);

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         (10) an executed agreement,  in form and substance acceptable to Lender and Borrower, pursuant to which Borrower will grant to Lender a right of first refusal to purchase all or any portion, in Lender's sole and absolute discretion, of any offering of debt, equity, convertible or other securities offered by Borrower, subject to the approval of Windsor Financial Group, as Borrower's investment banker, which approval shall not be unreasonably withheld; and

         (11) such other documents or information deemed necessary or desirable by Lender to better evidence, secure, evaluate or assure the Loan, including, without limitation, such documentation as Lender may require evidencing the irrevocable instruction of Borrower to California Factors & Finance ("CFF") authorizing and instructing CFF to pay directly to Lender on a monthly basis from funds otherwise payable to Borrower not less than the amount of the monthly payments due under the Note.

Until such time as Borrower is able to provide all of the foregoing items, Lender may, in Lender's sole and absolute discretion, elect not to fund the Loan or to fund less than the full amount thereof; provided, however, that the funding of the all or any portion of the Loan prior to receipt of all of the foregoing items shall not be deemed a waiver of any of the foregoing nor shall it indicate that all of the foregoing have been satisfied; and provided, further, that in the event that all of the foregoing, in form and substance as provided herein, are not delivered to Lender within ten (10) business days of the date hereof, then Borrower, not later than the 5:00 p.m., Las Vegas, Nevada, local time, on the next business day following such tenth (10th) business day, shall immediately repay to Lender any and all amounts advanced hereunder, together with interest thereon as provided in the Note, the failure timely to so repay to constitute a material and irremediable breach under the Note and the other Loan Documents, entitling Lender to exercise all rights available thereunder or otherwise at law or in equity.

     3.  Use of Proceeds.

         Borrower shall apply the proceeds of the Loan solely for use in Borrower's business including for costs, expenses and fees in connection with the Loan.

     4.  Loan Fee.

     As material inducements to Lender to make, and in the absence of which Lender would not make, the Loan, upon the initial funding of the Loan, unless and to the extent waived by Lender, Borrower (a) shall pay to Lender a loan fee in connection with the Loan consisting of three percent (3%) of the authorized and outstanding capital stock of Borrower as of the date of this Agreement, subject to customary (i) piggy-back registration rights (subject to commercially reasonable underwriter approval), and (ii) anti-dilution protections in the event of any merger, reorganization, recapitalization, reclassification, stock dividend, and/or similar occurrences (but not the issuance by Borrower of shares of its capital stock for fair consideration), and (b) hereby grants to Lender a royalty-free, exclusive, perpetual worldwide license to all broadcast and video rights from any "Tee One Up" golf course footage captured during the period the Loan (or any portion thereof) remains outstanding, excepting therefrom (i) footage from the Marriott locations, the broadcast and video rights to which shall be shared between Lender and Marriott, and (ii) footage aired on The Golf Channel, the revenues from which, net of any amounts paid to The Gold Channel, shall be shared between Lender and Borrower, each and every element of all of the foregoing provisions of this Section 4 to be agreed upon and memorialized in appropriate written agreements by and among Borrower, Lender and/or any necessary third parties prior to full or partial funding of the Loan, as the case may be, unless and to the extent waived by Lender.

     5.  Representations.

         In addition to any representations and warranties found elsewhere in the Loan Documents, Borrower hereby represents and warrants to Lender that:

         (a) Borrower is duly organized validly existing and in good standing under the laws of the State of Nevada and has full power and authority to execute all documents and instruments required to be executed by it in connection with the Loan;

         (b) The execution, delivery and performance by Borrower of the Loan Documents and all other documents executed by it in connection therewith do not contravene any law, rule, regulation, order or judgment applicable to it or any agreement or contractual restriction binding on or affecting it or any of its properties;

         (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of the Loan Documents and all other documents executed by it in connection therewith, except such as have been obtained;

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
         (d) The Loan Documents and all other documents executed in connection therewith are the legal, valid and binding obligations of Borrower;

         (e) There are no actions, suits or proceedings pending, or to the knowledge of Borrower threatened, against or affecting Borrower or the Collateral which could have a material adverse effect on Borrower or the Collateral or involving the validity or enforce-ability of the Loan Documents or the priority of the liens created or perfected thereby, at law or in equity, or before or by any governmental authority, and Borrower is not in default with respect to any order, writ, judgement, decree or demand of any court or any governmental authority;

         (f) There is no contact or arrangement of any kind the performance of which by another party thereto would give rise to a lien on the Collateral or any part thereof or any interest therein or requiring Borrower to convey the Collateral or any part thereof or any estate or interest therein to any party, and no party other than Borrower has any legal, beneficial or equitable right, title or interest in the Collateral;

         (g) With Respect to the Contracts, (i) Borrower is the owner and holder of all of the "TEE ONE UP" interest under the Contracts, (ii) there are no assignments (other than as previously disclosed to Lender or pursuant to the Loan Documents) of the Contracts or any portion of the income, charges, issues or profits due and payable or to become due and payable thereunder (the "Contract Income") which are presently outstanding, (iii) the Contracts have not been modified or amended, (iv) all of the Contracts are in full force and effect,
              (v) to the best of Borrower's knowledge, no other party to any Contract is in default under any material terms, covenants or provisions thereof and Borrower knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any of the Contracts, (vi) neither Borrower nor any other party to any Contract has commenced any action or given or served any notice for the purpose of terminating any of the Contracts, (vii) all Contract Income due and payable to date under the Contracts has been paid in full and no such Contract Income has been paid more than one month in advance of the due dates thereof, and (viii) to the best of Borrower's knowledge, there are no offsets or defenses to the payment of any portion of the Contract Income;

         (h) There are no federal tax claims or liens assessed or filed against Borrower and there are no judgments against Borrower unsatisfied of record or docketed in any court located in the United States, and no petition in bankruptcy has ever been filed by or against Borrower or any affiliate of Borrower and none of them have ever made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors;

         (i) There is no Default or Event of Default (as defined) under any of the Loan Documents and no event has occurred and is continuing which with notice and/or the passage of time would constitute a Default or Event of Default under any thereof;

         (j) Borrower is not in default, nor to Borrower's knowledge is any third party in default, under or with respect to any material contract, agreement lease or other instrument to which Borrower is a party;

         (k) Borrower has no defenses, setoffs or counterclaims with respect to payment of all amounts owed and the performance of all obligations to be performed under the Loan Documents;

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

         (l) The financial statements (including the notes thereto) provided to Lender by Borrower fully and accurately reflect the financial condition of Borrower as of the date thereof, and there has been no material change in the financial condition of Borrower since the date of such financial statements;

         (m) All federal state, local and foreign tax returns, reports and statements required to be filed by Borrower will have been filed with the appropriate governmental agencies, and all charges and other impositions shown thereon to be due and payable by Borrower will have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest late charge or loss has been paid;

         (n) To the best of Borrower's knowledge, the Contracts and the business operations conducted by Borrower are in full compliance with all federal, state and local statutes, laws, ordinances, codes, rules, regulations, orders or decrees regulating or relating to such Collateral and/or business operations ("Applicable Laws");

         (o) No action or proceeding of any kind is pending or, to the best of Borrower's knowledge, threatened, nor have any settlements been reached, by or with any persons alleging a violation of any Applicable Laws;

          (p) Borrower has received no notice of, and has no knowledge of, any occurrence or circumstance that with or without notice or passage of time or both would give rise to a claim that Borrower or its business operations violate or have violated any Applicable Laws.

     6.  Covenants.

     In addition to any covenants found elsewhere in the Loan Documents, Borrower covenants with Lender as follows:

         (a) Borrower shall comply with all laws, ordinances, order, rules and regulations of all federal, state, county and municipal governments and appropriate departments, commissions, boards and officers thereof which now are or at any time in the future may be applicable to Borrower or Borrower's business operations, or any part thereof or the transactions contemplated hereby (including all Applicable Laws).

         (b) Borrower shall keep proper books of record and account in accordance with sound accounting practice, which shall reflect and disclose in reasonable detail all items of income and expense from the Collateral and the operation of Borrower's business. Lender shall have the right to examine and audit the books of account and the records of Borrower and the statements furnished by Borrower pursuant hereto (which books, records and statements, and the data used as a basis for their preparation, shall be kept and preserved for at least five years) and to discuss the affairs, finances and accounts of Borrower and to be informed as to the same by Borrower's managing partner or chief executive officer, all at such reasonable times and intervals as Lender may desire, and Borrower shall furnish to Lender convenient facilities for the examination, audit and copying of such books, records, statements and data. Within ten (10) days after request therefor, Borrower shall furnish to Lender such interim balance sheets and profit and loss statements and income and expense reports, and such other financial information, with respect to Borrower or any other person liable for payment of any part of the Loan, as may be reasonably requested by Lender. Borrower shall deliver to Lender such other information with respect to the Collateral and Borrower's operations as Lender may request from time to time.

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

          (c) Borrower hereby agrees to defend, indemnify and save Lender harmless from and against all loss, damage, liability and expense (including) reasonable attorneys' fees and expenses, whether within or outside the judicial process) that Lender may sustain on account of any action taken pursuant to any Applicable Laws or under common law, pertaining to or in any manner arising out of or related to the Loan, the Collateral, or Borrower's business operations. The foregoing indemnity shall survive the repayment in full of the Loan.

         (d) Borrower shall, within ten (10) days after receipt, provide Lender with copies of all notices received by Borrower in connection with any Applicable Laws.
               For purposes of this paragraph,  the term "notice" shall mean any summons, citation, directive, order, claim, pleading, letter, application, filing, report, findings, declarations or other materials pertinent to compliance with any Applicable Laws.

         (e) Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence and shall not permit the dissolution or termination of Borrower.

         (f) Borrower shall nor cancel any claim or debt owing to it except for reasonable consideration and in the ordinary course of business.

     7.  Events of Default.

         The following shall constitute a Default or Event of Default, as the case may be, hereunder:

         (a) The occurrence of a Default or Event of Default (as defined therein) under the Note or any other Loan Document.

         (b) The failure by Borrower to punctually perform or observe any covenant or agreement contained in this Agreement or any other Loan Document, which failure is not cured within five (5) days after written notice from Lender of such failure, other than the obligation to repay the Loan (or portion thereof) in full pursuant to the last paragraph of Section
              2 hereof, which failure shall not be curable.

         (c) At any time any representation or warranty made by Borrower herein or in any other Loan Document delivered by Borrower to Lender in connection with the Loan is or becomes materially misleading in any material respect

          (d) Borrower shall voluntarily or involuntarily, by operation of law or otherwise, sell, transfer or dispose of all or any part of the Collateral or any interest therein, without the prior consent of Lender, which consent may be granted or withheld in Lender's sole and absolute discretion. A transfer or disposition of the Collateral or any part thereof or interest therein shall include, without limitation, the granting of any option to purchase, right of first refusal or offer or similar right, or any direct or indirect sale, assignment, pledge, hypothecation, conveyance, transfer or other alienation of all or any part of the Collateral or any interest therein. The following shall also constitute a transfer of the Collateral, whether made directly or indirectly through one (1) or more intermediaries, and whether made in a single transaction or in a series of transactions:

              (i) if  Borrower  or a  controlling  shareholder  of Borrower is a corporation, a transfer or other disposition (whether by operation of law or otherwise) of more than forty-nine percent (49%) of the outstanding voting stock of Borrower or such shareholder or of the direct or remote parent of Borrower or such shareholder;

              (ii)if a controlling  shareholder of Borrower is a partnership,  a transfer or other disposition (whether by operation of law or otherwise) of any interest of a general partner of such partnership, except as excepted or permitted herein; or

             (iii)if a controlling  shareholder  of Borrower is a trust or other entity, a transfer or other disposition (whether by operation of law or otherwise)) of more than 49% of the beneficial interest in such trust.


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

          (e) Borrower (i) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of Borrower or of all or a substantial part of its property, (ii) admits in writing its inability, or is generally unable, to pay its debts as such debts become due, (iii) makes a general assignment for the benefit of its creditors, (iv) commences a voluntary case under the federal Bankruptcy Code (as now or hereafter in effect), (v) files a petition seeking to take advantage of any other law relating to bankruptcy insolvency, reorganization, winding up or composition or adjustment of debts,
               (vi) fails to controvert in a timely and appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or (vii) takes any action for the purpose of effecting any of the foregoing.

         (f) A proceeding or case is commenced without the application or consent of Borrower in any court of competent jurisdiction seeking (i) the liquidation, reorganization, dissolution, winding up or composition or readjustment of debts of Borrower,
              (ii) the appointment of & trustee, receiver, custodian, liquidator or the like of Borrower or of all or any substantial part of its assets or (in) similar relief in respect of Borrower under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts.

         (g) A final judgment or judgments for the payment of money in excess of $50,000 in the aggregate is rendered against Borrower and is not discharged or execution thereof stayed within thirty (30) days from the date of entry thereof.

     8.  Remedies.

         If any Event of Default shall have occurred, Lender may, without notice, take any or all of the following actions:

         (a) declare all or any portion of the Loan and any other indebtedness evidenced and secured by the Loan Documents to be forthwith due and payable, whereupon such indebtedness shall become due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower provided, however, that, upon the occurrence of an Event of Default specified in Section 7(e) or (f), all of such indebtedness shall become due and payable without declaration, notice or demand by Lender;

         (b) enforce any or all of Lender's rights and remedies under the Loan Documents or as may be otherwise available at law or in equity.

     9.  Application of Payment.

         Borrower irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Lender from or on behalf of Borrower and irrevocably agrees that Lender shall have the continuing exclusive right to apply any and all such payments against the then due and payable indebtedness and in repayment of the Loan as Lender may deem advisable.

     10. Miscellaneous.

         The following conditions shall be applicable throughout the term of this Agreement:

         (a) Borrower may not assign this Agreement or the proceeds of the Loan.

         (b) Any condition of this Agreement that requires the submission of evidence of the existence or nonexistence of a specified fact or facts implies as a condition the existence or nonexistence, as the case may be, of such fact or facts and the Lender shall, at all times, be free independently to establish to its satisfaction and in its reasonable discretion such existence or nonexistence.

         (c) All notices, demands, waivers, consents, approvals and other communications hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent in the manner provided for in the Note.

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

         (d) This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada applicable to contracts entered into and performed therein.

          (e) Lender and Borrower acknowledge and agree that the only appropriate forums for any legal dispute arising under or in connection with this Agreement, and each party hereby irrevocably submits itself to the personal jurisdiction of, the United States District Court for the District of Nevada and the Eighth Judicial District Court of the State of Nevada, and the parties consent and agree that such courts shall have sole jurisdiction over any matter arising under or in connection with this Agreement.

         (f) Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

          (g) Lender shall have the right to assign the Loan Documents or the collateral held by Lender hereunder without Borrower's consent, and allprovisions of this Agreement shall continue to be applicable and Borrower shall continue to be bound under the Note, the Security Agreement, this Agreement and any other Loan Documents. If the Loan is assigned as herein set forth and the assignee assumes the obligations of Lender under this Agreement, the assignment and assumption shall be deemed compliance by the assignor with this Agreement and to have been made pursuant hereto, and any advances made after the assignment shall continue to be included in the Note and secured by the lien of the Security Agreement. The assignor, after delivery of the duplicate original of the assignee's assumption of Lender's rights and obligations under this Agreement, shall be relieved of all of its obligations under this Agreement. Borrower Shall have no obligation to make any payments to such assignee until Lender or such assignee gives notice of such assignment to Borrower.

         (h) Borrower shall pay to Lender the reasonable fees of Lender's counsel (at its regular hourly rates for time spent plus disbursements) and other consultants incurred by Lender in connection with making, monitoring, collecting and enforcing the Loan and the Loan Documents in accordance with the terms of this Agreement promptly upon receipt of bills therefor from time to time until the Loan and all such fees shall have been paid in full; and it will pay all costs and expenses required to satisfy the conditions of this Agreement, including, without limitation, all taxes and recording expenses, including stamp taxes, if any.

         (i) This Agreement sets forth the entire agreement between the parties hereto with respect to the matter covered hereby. All prior negotiations, understandings and discussions am merged herein.

         (j) Lender shall have the right, in its sole and absolute discretion, at any time and from time to time to invite participants to participate in the Loan. Borrower agrees to execute any documents reasonably requested by Lender in connection with any such participation.

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

         (k) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same document, and any of the parties or signatories hereto may execute this Agreement by signing any of such counterparts.
         (l) The Lender shall at all times and at any time have the right to waive any of the obligations of Borrower hereunder and such waiver shall not be deemed a modification of this Agreement.

         (m) Unenforceability for any reason of any provision of this Agreement shall not limit or impair the operation or validity of any other provision of this Agreement or of any other of the Loan Documents.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date and year first above written.

              BORROWER:    TEE ONE UP, INC.,
                             a Nevada corporation



                           By:  /s/  HERMINIO LLEVAT
                           -------------------------
                           Name:  Herminio Llevat
                           Title:  Chief Financial Officer


              LENDER:      Pacific D.N.S., Inc.,
                             a Nevada corporation



                           By: /s/  JOSEPH A. CORAZZI
                           --------------------------
                           Name: Joseph A. Corazzi
                           Title: President

                                 PROMISSORY NOTE


Up to $300,000                            Las Vegas, Nevada
                                          September 4, 1996

     FOR VALUE RECEIVED, TEE ONE UP, INC., a Nevada corporation ("Borrower"), promises to pay to Pacific D.N.S., Inc., a Nevada corporation ("Lender"), or order, at 2895 Ashworth Circle, Las Vegas, Nevada 89107, or at such other place as may be designated in writing by Lender, without setoff or deduction, the principal sum of Three Hundred Thousand Dollars ($300,000) (or such lesser amounts as may be advanced hereunder), with interest thereon at the rate, in the amounts and in the manner set forth herein.

     The term of this Note shall commence on the date hereof and shall end on September 3, 1998 (the "Maturity Date"); provided, however, that if at any time prior to the Maturity Date the Borrower or any majority-owned subsidiary or affiliate of Borrower receives the proceeds from any public or private debt and/or equity financing which provides not less than One Million Dollars ($1,000,000) in proceeds to the Borrower (or such subsidiary or affiliate), Borrower will apply up to thirty percent (30%) of the first One Million Dollars ($1,000,000) of proceeds therefrom in mandatory prepayment of all amounts of principal and interest then outstanding hereunder. All payments due under this Note shall be applied first against accrued interest and then against the outstanding principal amount due hereunder. Borrower shall pay all amounts due under this Note directly to Lender in lawful money of the United States of America.

     Interest Rate. This Note shall bear interest from and after the date hereof at the rate of seventeen percent (17%) per annum (the "Interest Rate") from and after the date hereof, computed on the basis of a 360-day year of twelve (12) 30-day months.

     Monthly Payments; Final Payment. Subject to mandatory prepayment as provided herein, the interest and principal due under this Note shall be paid in twenty-four (24) equal monthly installments (each, a "Monthly Payment"), due and payable in arrears commencing on October 1, 1996, with the final such payment (the "Final Payment") due on the Maturity Date, each such installment to be in an amount sufficient to fully-amortize the loan evidenced hereby over the stated term hereof.

     Late Charge; Late Rate. Borrower shall make all Monthly Payments by wire transfer or other payment of immediately available funds received as directed by Lender not later than the date such payment is due and payable. If any Monthly Payment due under this Note is not paid within five (5) days of such date, Borrower shall pay a late charge ("Late Charge") in an amount equal to five percent (5%) of such delinquent Monthly Payment. Any such payment upon which a Late Charge is due shall not be deemed to have been paid until Borrower shall have also paid the Late Charge. Borrower agrees that the Late Charge is paid to compensate Lender for the additional cost and expense incurred by Lender as a result of the late payment, and is not a penalty. Such Late Charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. The parties further agree that the proof of actual damages would be costly or inconvenient. Such Late Charge shall be paid without prejudice to the rights of Lender to collect any other amounts provided to be paid or to declare a default under this Note or from exercising any of the other rights and remedies of Lender.

     If the Final Payment is not paid when due, including upon any acceleration of this Note due to a Default or Event of Default (as defined in the Loan Agreement) by Borrower, then the outstanding principal balance of this Note shall bear interest, from such due date until the date of such payment, at a rate equal to twenty-five percent (25%) per annum (the "Late Rate"). In addition to the Late Charge, any Monthly Payment not paid within thirty (30) days of the date due shall also bear interest at the Late Rate, computed from the date such payment was due.

     Prepayment. Borrower shall have the right to prepay all or any portion of the outstanding principal balance of this Note at any time and from time to time, without premium or penalty of any kind.

     Loan Agreement; Security. This Note is made pursuant to a Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement") and is entitled to the benefits and security contemplated by that certain Assignment of Contacts and Security Agreement (the "Security Agreement") of even date herewith and made by Borrower in favor of Lender pursuant to the Loan Agreement, and certain other rights and security as described in the Loan Agreement. This Note evidences, and the Security Agreement secures payment of, the indebtedness of Borrower incurred for moneys borrowed from Lender as well as all other loans, advances or cost made or incurred by Lender at any time or times hereafter under the Loan Agreement, and the amount of any such other loan, advance or cost shall be added to the principal indebtedness hereunder and shall bear interest at the Interest Rate, provided that if a Default or Event of Default exists and is continuing, such interest shall be at the Late Rate (whichever rate is in effect at the time in question is referred to herein as the "Note Rate"). The Loan Agreement contains provisions for acceleration of the maturity of this Note upon the occurrence of certain events described therein.

     Default. If Borrower fails to pay any amount due under this Note in the manner and at the time specified herein and Lender shall not have received such payment within five (5) days after written notice from Lender of such failure is received by Borrower, or there is a Default or Event of Default under the Loan Agreement and/or the Security Agreement, then, in any such event, the entire outstanding principal balance of this Note, additional loans or advances secured by the Security Agreement and all other sums owed by Borrower to Lender pursuant to the terms of this Note, the Loan Agreement and/or the Security Agreement, together with unpaid interest accrued thereon, shall at the option of Lender become immediately due and payable without further notice or demand, and Lender may forthwith exercise the remedies available to Lender at law and in equity as well as those remedies provided for herein and in the Security Agreement and/or in the Loan Agreement.

     Miscellaneous. Except for any notices which are expressly required by the terms of this Note, Borrower and any endorser of this Note hereby waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest and specifically consent to and waive notice of any renewals, modifications or extensions of this Note, whether in favor of Borrower or any other person or persons, and hereby waive any defense by reason of extension of time for payment or other indulgence granted by Leader.

     No delay or failure of Lender in exercising any right, remedy or privilege under this Note or under the Loan Agreement shall affect such right, remedy or privilege, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, remedy or privilege preclude any further exercise thereof or the exercise of any other right, remedy or privilege. The rights, remedies and privileges of Lender hereunder are cumulative and not exclusive of any rights, remedies or privileges which Lender would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of Lender of any breach or default under this Note, or of any provision or condition of this Note, must be in writing and shall be effective only to the extent specifically set forth in such writing. No notice to or demand on Borrower shall entitle Borrower to any other or further notice or demand in other similar circumstances. A waiver on any one occasion shall not be construed as a waiver or bar to any right, remedy or privilege on any other occasion.

     All notices, demands, requests consents, approvals or other instruments required or permitted to be given pursuant hereto shall be in writing and shall be deemed to have been given upon (i) actual receipt, if hand delivered, (ii) confirmed transmission, if delivered by facsimile transmission, except if such facsimile is transmitted other then between 8:00 a.m. and 5:00 p.m. on a business day in the location of the recipient, such facsimile transmission shall be deemed to have been received the next business day, (iii) the next business day, if delivered by express delivery service or overnight courier service and such delivery is confirmed by such service. or (iv) the third business day following the day of deposit of such notice in registered or certified mail, postage prepaid, return receipt requested. Notices shall be provided to the addresses (or facsimile numbers, as applicable) specified below:

     If to Borrower:   TEE ONE UP, INC.
                       826 North Lake Street
                       Burbank, CA 91502
                       Attention: Michael B. Horrell, President
                       Telephone: (818) 955-8380
                       Facsimile: (818) 955-8450

     If to Lender:     Pacific D.N.S., Inc.
                       2805 Ashworth Circle
                       Las Vegas, NV 89107
                       Telephone: (702) 870-7134
                       Facsimile: (702) 258-0288

or to such other addresses as are designated by notice pursuant to this paragraph.

     Borrower shall pay all costs of collection on demand by Lender, including without limitation, reasonable attorneys' fees and disbursements, which costs may be added to the indebtedness hereunder, together with interest thereon at the Note Rate.

     This Note may not be amended or modified except by a written agreement duly executed by Borrower and Lender, and Lender shall have no obligation to extend or renew the Loan.

     This Note is to be construed and enforced in all inspects in accordance with the laws of the State of Nevada applicable to contracts made and performed therein. If any provision hereof is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of his Note shall remain in full force and effect and shall be liberally construed in favor of Lender.

     Borrower acknowledges and agrees that the only appropriate forums for any legal dispute arising under or in connection with making, enforcing and/or interpreting of this Note, and such party hereby irrevocably submits itself to the personal jurisdiction of, the United States District Court for the District of Nevada and the Eighth Judicial District Court of the State of Nevada, and such party consents and agrees that such courts shall have sole jurisdiction over any matter arising under or in connection herewith.

     Notwithstanding anything to the contrary contained herein, the obligations of Borrower to Lender under this Note are subject to the limitation that payments of interest to Lender shall not be required to the extent that receipt of any such payment by Lender would be contrary to provisions of applicable law limiting the maximum rate of interest that may be charged or collected by Lender. The portion of any such payment received by Lender that is in excess of the maximum interest permitted by such provisions of law shall be credited to the principal balance hereof.

     Borrower represents and warrants to Lender that the proceeds of the Loan evidenced by this Note shall be used solely for commercial investment or business purposes, and not for family, household or personal purposes.

     Whenever used herein the words "Borrower" and "Lender" shall be deemed to include, to the extent applicable, the respective heirs, personal representatives, successors and assigns of Borrower and of Lender including, with respect to Lender, any subsequent holder of this Note. If "Borrower" is made up of more than one person and/or entity, each such person and/or entity shall be jointly and severally liable on this Note.

     This obligation shall bind Borrower and, to the extent applicable, its heirs, personal representatives, successors and assigns, and the benefits hereof shall inure to Lender and its successors and assigns.

     This Note is and shall be a fully recourse obligation of Borrower, and Borrower shall be and remain personally liable beyond its interest in any security given by Borrower pursuant to the Loan Agreement.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first written above.

              BORROWER:    TEE ONE UP, INC.,
                             a Nevada corporation



                           By:    \s\Herminio Llevat
                           -------------------------
                           Name:  Herminio Llevat
                           Title: Chief Financial Officer

                    SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is made as of September 4, 1996 between Tee One Up, Inc., a Nevada corporation ("Debtor"), and Pacific D.N.S. Inc., a Nevada corporation ("Secured Party"). with reference to the following facts and circumstances:

     WHEREAS, in connection with a loan (the "Loan") being made concurrently by Secured Party to Debtor, Debtor has executed and delivered to Secured Party its promissory note dated September 4, 1996 (the "Note") in the original principal amount of Three Hundred Thousand Dollars ($300,000);

     WHEREAS, the loan is to be made pursuant to a Loan Agreement dated as of September 4, 1996 (the "Loan Agreement"), between Debtor and Secured Party;

     WHEREAS, Debtor intends to use the proceeds of the Loan in connection with Debtor's hole-in-one verification system and related activities business, which business includes, without limitation, the activities described in the "Contracts" as described in the Loan Agreement ("Debtor's Business"); and

     WHEREAS, Debtor wishes to provide collateral for the obligations evidenced by the Note by entering into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

                         ARTICLE I

               GRANT AND SECURED OBLIGATIONS

     Section 1.01. Grant. Debtor hereby grants a security interest to Secured Party, under and subject to the terms and conditions hereinafter set forth, in all estate, property, right, title and interest of Debtor, whether now owned or hereafter acquired, in, to and under the following described property, all of which may be referred to herein collectively as the "Collateral":

     (a) all equipment, machinery, appliances, fixtures, goods, merchandise, and other personal property, including without limitation computer hardware and software and all rights thereto, now or hereafter owned or used by Debtor in Debtor's Business or any part thereof;

     (b) all contracts and agreements now or hereafter entered into by Debtor or any successor, assign or affiliate of Debtor;

     (c) all fees, income, receipts, payments, revenues or compensation, however denominated, and all deposits and deposit agreements, escrow funds, insurance proceeds and other funds or receipts earned in, derived from or otherwise relating to or arising from Debtor's Business or any part thereof;

     (d) all contract rights and benefits, documents, insurance policies, agreements, contracts and other instruments and general intangibles relating to the Debtor's Business or any part thereof and all other contractual arrangements creating a right in Debtor as a result of its ownership or operation of all or any part of the Debtor's Business, whether written or verbal;

     (e) all permits, plans and specifications, governmental approvals, certificates, licenses, authorizations, and other rights used or useful in Debtor's Business or any part thereof and any other consents and approvals which Debtor may now or hereafter own with respect to or in connection with the Debtor's Business or any part thereof;

     (f) all of Debtor's accounts receivable, rights to payment, accounts, notes, drafts, acceptances, instruments, documents of title, policies and certificates of insurance, insurance claims or payments in connection with any loss or damage to the above-described collateral whether from insurance or otherwise, general intangibles and chattel paper, which shall include, without limitation, such thereof as arise out of the operation of Debtor's Business;

     (g) All rights, remedies, powers and privileges of Debtor with respect to any of the foregoing or following; and

     (h) All proceeds, products, revenues, profits and rents of and from any and all of the foregoing property, in any form whether cash or non-cash in nature and whether represented by checks, drafts, notes, or other instruments for the payment of money, invoices, accounts, chattel paper and other forms of obligations and receivables, or otherwise, and including without limitation any of same which are received, due or to become due with respect to any sale, exchange or other disposition of any or all of the foregoing property.

     Section 1.02. Secured Obligations. This Agreement shall secure the following indebtedness and obligations:


     (a) Payment of the indebtedness evidenced by the Note, including any and all replacements, renewals, amendments, extensions, substitutions and modifications thereof;

     (b) Payment of all other indebtedness and performance of all other obligations and covenants of Debtor contained in any Loan Document (as defined in the Loan Agreement) or otherwise owing from Debtor to Secured Party at any time.

     The indebtedness and the obligations secured by this Agreement as described above may be referred to herein as the "Secured Obligations." This Agreement and the security interest in the Collateral as provided herein shall continue until delivery to Debtor of a termination statement.

                        ARTICLE II

    DEBTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 2.01.  Representations and Warranties.  Debtor
represents and warrants as follows:

     (a) Debtor is and as to Collateral acquired after the date hereof will be the owner of the Collateral free from any adverse liens, security interest or encumbrance. Debtor is in exclusive possession of the Collateral. Debtor shall defend the Collateral against all claims and demands of all persons.

     (b) There is no financing statement now on file covering any of the Collateral or in which Debtor is named as or signs as a debtor. Without the prior written consent of secured Party, Debtor will not execute nor permit the filing of any such financing statement or statements.

     Section 2.02.  Covenants.   Debtor covenants and agrees as
follows:

     (a) Debtor will promptly notify Secured Party of any other change of location of the Collateral or any change of its place of business. All books and records of Debtor pertaining to Debtor's business shall also be kept at such location.

     (b) Debtor will not sell or dispose of the Collateral or any interest therein, except in the ordinary course of Debtor's business operations and in a manner consistent with the covenants and terms of this Agreement and the other Loan Documents. Upon written notice from Secured Party, Debtor shall not sell any of the Collateral except on and under such terms and under such terms andconditions as may thereafter be authorized in writing by Secured Party.

     (c) Debtor will not misuse or conceal Collateral nor use it contrary to the provisions of any insurance coverage and will at its own expense properly keep and maintain the Collateral and promptly pay when due all costs and expenses incurred or accruing in connection with the custody, care and possession thereof.

     (d) Debtor will keep the Collateral in good condition and repair, free from any liens, security interests or encumbrances (other than those in favor of Secured Party), and Debtor will not waste or destroy the Collateral or any part thereof and will not use the Collateral in violation of any law, statute or ordinance.

     (e) To the extent appropriate, Debtor shall keep the Collateral insured with an insurance company or companies acceptable to Secured Party, at all times against casualty, loss or damage with "all risk" coverage and against such other risks as Secured Party may require. Debtor shall also maintain liability, casualty and other appropriate insurance with respect to Debtor's Business and the assets and property used therein in customary and prudent amounts for such a business or as Secured Party may otherwise from time to time require.

     (f) Debtor agrees to pay all expenses, including attorneys' fees, incurred by Secured Party in the preservation, realization, enforcement and exercise of the rights, powers and remedies of Secured Party or the obligations of Debtor hereunder, including without limitation any expenses of Secured Party pursuant to Section 3.01 hereof; and to indemnify Secured Party against all losses, claims, demands and liabilities of every kind caused by the Collateral or the operation of Debtor's Business.

     (g) Debtor agrees to conduct its business efficiently and without voluntary interruption; to preserve its rights, privileges and franchises held and used in its business; to keep its business properties in good repair; to give Secured Party notice of any litigation which may adversely affect its business; and to promptly pay when due all taxes, liens, fees, charges and assessments upon the Collateral and its other properties.


                        ARTICLE III

            INSPECTION/PROTECTION OF COLLATERAL

     Section 3.01. Right to Inspect and Protect Collateral. Secured Party or its agents may at anytime enter on any lands or premises where any of the Collateral is located to inspect the same. Secured Party at its option may take possession of the Collateral or any part thereof in order to care for, maintain, protect or market the same or any part thereof or to carry out or enforce any of the provisions of this Agreement if Debtor has failed to do so or if Secured Party deems that Debtor has failed to do so properly or at the proper time or in the proper manner. Secured Party make take such means and proceedings and do all acts and things and advance or pay such amounts as Secured Party deems necessary or advisable to insure, protect, care for, maintain, transport or market the Collateral or any part thereof.

     Section 3.02. Inspection of Records. Secured Party may at any time inspect, during reasonable business hours, any of the business locations or premises of Debtor and the books and records of Debtor relating to the Collateral, as well as those relating to its general business and financial condition. Debtor agrees to keep accurate and complete books and records. Debtor further agrees to furnish from time to time such reports, data and financial statements, in respect to Debtor's business and financial condition as Secured Party may reasonably require. Debtor agrees to furnish upon Secured Party's request a complete list of all Accounts of Debtor showing the name and address of the person indebted to Debtor and the amount of the indebtedness so that Secured Party can ascertain the Accounts of Debtor subject to this Agreement.

     Section 3.03. Protection of Collateral. Should Debtor fail to do so, Secured Party may, but shall not be obligated to: obtain insurance required hereunder; pay taxes, assessments, liens, fees, charges or encumbrances; order and pay for repairs; or otherwise spend any amounts or do any acts Secured Party deems necessary to maintain the Collateral in Debtor's exclusive possession and in good condition. All amounts expended by Secured Party, with interest thereon at the rate provided by the Note, shall constitute an indebtedness of Debtor to Secured Party secured by the Collateral and shall be immediately due and payable. No such act or expenditure by Secured Party shall relieve Debtor from the consequences of such default. The making of any such payment or the performance of any such act or obligation by Secured Party shall constitute prima facie evidence of the necessity therefore and the reasonableness thereof.

     Section 3.04. Risk of Loss and Care of Collateral. The risk of loss or damage to the Collateral at all times is assumed by Debtor who agrees to hold Secured Party harmless from any loss resulting therefrom.

                        ARTICLE IV

          EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     Section 4.01. Events of Default. Anyone or more of the following events shall be deemed an Event of Default hereunder:

     (a) failure by Debtor to punctually perform or observe any covenant or agreement contained in this Agreement, which failure is not cured within five (5) days after written notice from Secured Party of such failure;

     (b) the occurrence of any default or Event of Default (as defined therein) under any of the other Loan Documents;
         or

     (c) if a significant portion (determined in the sole discretion of the Secured Party) of the Collateral is lost, stolen or suffers substantial damage or destruction.

     Section 4.02. Rights and Remedies. Secured Party shall have the rights, options, duties and remedies of a secured party, and Debtor shall have the rights and duties of a debtor under the applicable provisions of the uniform Commercial Code. Upon the occurrence of an Event of Default, Secured Party may, at Secured Party's sole option exercised in Secured Party's sole discretion, pursuant to any one or more of the following remedies:

     (a) Declare all or any portion of the Secured Obligations to be due and payable, and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind except as otherwise provided herein, and Debtor hereby waives notice of intent to accelerate or demand payment of the Secured Obligations;


    (b) Take immediate possession of all or any portion of the Collateral without notice or resort to legal process and for such purpose to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom or at its option render the Collateral immovable. Whether or not any non-judicial proceedings are brought or commenced by Secured Party, Secured Party shall be entitled to the appointment of a Receiver to take charge of the Collateral, collect the rents, issues and profits therefrom care for and repair the same, improve the same when necessary or desirable, sell, lease or rent the Collateral or portions thereof (including leases extending beyond the term of receivership), market

         Collateral and otherwise use, utilize and realize upon the Collateral, and to have such other rights and duties as may be fixed by the Court. If Secured Party elects not to obtain a receiver and/or pending the appointment of a receiver, Secured Party may exercise such rights itself. Debtor specifically agrees that a Receiver may be appointed without any notice to Debtor whatsoever, and the Court may appoint a Receiver without reference to the adequacy of the security, the solvency of the Debtor, or such other matters as might otherwise be taken into account by Courts in the discretionary appointment of Receivers, it being the intention of Debtor thereby authorize the appointment of a Receiver whenever Debtor is in default and Secured Party has requested the appointment of a Receiver. Debtor hereby agrees and consents to the appointment of the particular person or firm designated by Secured Party and hereby waives any right to suggest or nominate any person or firm as Receiver in opposition to that designated by Secured Party;

     (c) Require Debtor to assemble the Collateral and make it available to Secured Party at a place, to then be designated by Secured Party, which is reasonably convenient to both parties;

     (d) Retain the Collateral or any portion thereof in satisfaction of the Secured Obligations or any portion thereof by sending written notice of such election to Debtor; but unless such written notice is sent by Secured Party as aforesaid, retention of such Collateral shall not be in satisfaction of any obligations hereunder;

     (e) At any sale or disposition of the Collateral, accept a trade of property for all or a portion of the sale price and/or credit bid all or any portion of the Secured Obligations upon the sale price of the Collateral;

     (f) Apply the proceeds realized from the disposition of the Collateral to payment of collection costs and expenses (including attorneys' fees) incurred by Secured Party;

     (g) Collect from Debtor, and Debtor shall forthwith pay, any deficiency balance to the Secured Party if the proceeds realized from disposition of the Collateral shall fail to satisfy all of the obligations of Debtor to Secured Party; and/or

     (h) Exercise any other rights or remedies which may not or hereafter be available to Secured Party under this Agreement, the other Loan Documents, and/or pursuant to applicable law or in equity.

     Any written notice required to be given Debtor, if given by any means set forth in Section 5.03 below, shall be deemed reasonable notification to Debtor for all purposes.

     Section 4.03. Remedies Not Exclusive; Delay. No remedy herein conferred upon or reserved to Secured Party is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or ow or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Secured Party, or to which it may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Secured Party, and Secured Party may pursue inconsistent remedies. No delay by Secured Party in the exercise of any right or remedy under the Loan Documents shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder.

     Section 4.04. Automatic Relief From Stay. In the event that Debtor commences a case under the Code or is the subject of an involuntary case that results in an order for relief under the Code subject to court approval, Secured party shall thereupon be entitled and Debtor irrevocably consents to relief from any stay imposed by Section 362 of the Code or against the exercise of the rights and remedies otherwise available to Secured Party as provided in this Assignment and Debtor hereby irrevocably waives its rights to object to such relief. In t he event Debtor shall commence a case under the Code or is the subject of an involuntary case that results in an order for relief under the Code, Debtor hereby agrees that no injunctive relief against Secured Party shall be sought under Section 105 or other provisions of the Code by Debtor or other person or entity, nor shall any expansion be sought of the stay provided by
Section 362 of the Code.


                         ARTICLE V

                       MISCELLANEOUS

     Section 5.01. Further Assurances. Debtor agrees to execute and deliver such financing statements, amendments and supplements thereto, or other instruments as Secured Party may from time to time require in order to comply with the Uniform Commercial Code and to preserve, protect and enforce the security interest of Secured Party herein granted. Debtor agrees to pay all cost of preparing and placing such statements or instruments of recorded, and further agrees that any true and correct carbon, photographic or other reproductive copy of this Agreement or the financing statement relating hereto may be filed or recorded as a financing statement.

     Section 5.02. Successors and Assigns; Assignment of Secured Party's Interest. This Agreement applies to and binds Debtor and inures to the benefit of Secured Party, it heirs, legatees, devisees, administrators, executors, successors and assigns. The covenants and agreements of Debtor contained herein shall apply to and be binding upon any successor owner of the Collateral or any part thereof (other than a bona fide buyer for value in the normal course of Debtor's business). the term "Secured Party" shall also mean and include any successor or successors and any assign or assigns of Secured Party. Debtor hereby specifically grants unto Secured Party the right and privilege, at Secured Party's option, to transfer and assign to any one or more third person all or any part of Secured Party's rights with respect to the Secured Obligations and/or this Agreement.

     Section 5.03. Notices. All notices, demands, requests, consents, approvals or other instruments required or permitted to be given pursuant hereto shall be in writing and shall be deemed to have been given upon (i) actual receipt, if hand delivered, (ii) confirmed transmission if delivered by facsimile transmission, except if such facsimile is transmitted other than between 8:00 a.m. and 5:00 p.m. on a business day in the location of the recipient, such facsimile transmission shall be deemed to have been received the next business day, (iii) the next business day, if delivered by express delivery service or overnight courier service and such delivery is confirmed by such service, or
(iv) the third business day following the day of deposit of such notice in registered or certified mail, postage prepaid, return receipt requested. Notices shall be provided to the addresses (or facsimile numbers, as applicable) specified below:

     If to Debtor:     TEE ONE UP, INC.
                       826 North Lake Street
                       Burbank, California 91502
                       Attention: Michael B. Horrell,
                                   President
                       Telephone: (818) 955-8380
                       Telecopy:  (818) 955-8450

     If to Secured
       Party:          Pacific DNS, Inc.
                       2805 Ashworth Circle
                       Las Vegas, Nevada 89109
                       Telephone: (702) 870-7134
                       Telecopy:  (702) 258-0288

or to such other addresses as are designated by notice pursuant to this paragraph.

    Section 5.04.  General Provisions.

     (a) Time of the Essence. Time is of the essence of this Agreement, and each and all of its terms and conditions.

     (b) No Waiver. No delay or omission on the part of Secured Party in exercising any power, right or remedy hereunder shall operate as a waiver of any such power or right nor shall any single or partial exercise of any other power, right or remedy of Secured Party under this Agreement, or which may be provided by law, it being understood that any extension or indulgence at any time allowed by Secured Party to Debtor shall be in reliance upon the understanding that such shall not affect or prejudice the rights, powers and remedies of Secured Party.

     (c) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada applicable to contracts entered into and performed therein.

     (d) Jurisdiction and Venue. Debtor and Secured Party acknowledge and agree that the only appropriate forums for any legal dispute arising under or in connection with this Agreement, and each party hereby irrevocably submits itself to the personal jurisdiction of, the United States District Court for the District of Nevada and the Eighth Judicial District Court of the State of Nevada, and the parties consent and agree that such courts shall have sole jurisdiction over any matter arising under or in connection with this Agreement.

      (e)Costs. Debtor agrees to pay all costs and expenses incurred by Secured Party in the enforcement of this Agreement, including but not limited to reasonable attorneys' fees and costs.

     (f) Construction. The terms and provisions of this Agreement represent the results of negotiations between the parties, each of which are financially sophisticated parties and each of which has been represented by counsel of its own choosing, and none of which have acted under any duress or compulsion, whether legal, economic or otherwise. consequently, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and each party hereto waives the application of any rule of law which would otherwise be applicable in connection with the interpretation and construction of this Agreement that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared the executed Agreement or any earlier draft of the same.

     (g) Headings. Any headings preceding the text of the several paragraphs hereof are inserted solely for convenience of reference and shall n to constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     (h) Counterparts.   This   Agreement   may  be  signed  in  any  number  of
         counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

     (i) Amendment; Waiver; Entire Agreement. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced. This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between the parties relating to the subject matter hereof other than as herein set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date and year first above written.

              DEBTOR:      TEE ONE UP, INC.,
                             a Nevada corporation

                           By:  \s\ Hermino Llevat
                           -----------------------
                           Name:_Herminio Llevat
                           Title: Chief Financial Officer


         SECURED PARTY:    Pacific D.N.S. Inc.,
                             a Nevada corporation

                           By:  \s\ Joesph Corazzi
                           -----------------------
                           Name: Joseph Corazzi
                           Title:Chairman

                        SCHEDULE I

                LIST OF EXISTING CONTRACTS

Existing agreements between Tee One Up, Inc. and the following:

     1.  MARRIOTT INTERNATIONAL, INC. as agent for Marriott Hotel
         Properties Limited Partnership, d/b/a Marriott's Orlando
         World Center.

     2.  MARRIOTT INTERNATIONAL INC. as agent for Hotel Properties
         Limited Partnership, d/b/a Tan-Tar-A Resort, State Road KK, Osage Beach, Missouri 65065.

     3.  Marriott Golf d/b/a Chardonnay Golf Club, 2555 Jameson
         Canyon Road, P.O. Box 3779, Napa California 94558.

     4. MARRIOTT INTERNATIONAL, INC., as agent for Marriott Hotel Properties Limited Partnership, d/b/a Griffin Gate Resort, 1800 Newtown Pike, Lexington, Kentucky 40511.

     5.  Golf Club at Wind Watch, 1717 Vanderbilt Motor Parkway,
         Hauppauge, NY 11788.